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                                                                     Exhibit 4.1




Number                                                          Shares
                                     [LOGO]


                              OPEN SOLUTIONS INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 68371P 10 2

THIS CERTIFIES THAT____________________________________________________________

is the owner of________________________________________________________________


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


Open Solutions Inc. transferrable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended or restated.


     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, Open Solutions Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:_________________                           COUNTERSIGNED AND REGISTERED:
                                                  BANKBOSTON, N.A.
                                                  TRANSFER AGENT AND REGISTRAR



                                                  BY___________________________
                                                    AUTHORIZED SIGNATURE


/s/ Richard J. Willemin                            /s/ Douglas K. Anderson
       SECRETARY                             CHAIRMAN OF THE BOARD OF DIRECTORS


                                   [CORPORATE
                                      SEAL]


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                              OPEN SOLUTIONS INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER UPON REQUEST WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - _______ Custodian_______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right of                under Uniform Gifts to
          survivorship and not as tenants               Minors Act______________
          in common                                                  (State)


         Additional abbreviations may also be used though not in the above list.





         For value received, __________________________________, hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby Irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:_____________________         __________________________________________

                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S)
GUARANTEED:________________________________________________________
             THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.